P07000051477
FILED
 April 27, 2007
Sec. Of State
ksaly

Electronic Articles of Incorporation
For

STAR LINK INVESTMENTS, INC

The undersigned incorporator, for the purpose of forming a Florida profit corporation, hereby adopts the following Articles of Incorporation:

Article I
The name of the corporation is:
STAR LINK INVESTMENTS, INC

Article II
The principal place of business address:
533 NE 3RD AVE
550
FORT LAUDERDALE, FL.   33301

The mailing address of the corporation is:
533 NE 3RD AVE
550
FORT LAUDERDALE, FL.   33301

Article III
  The purpose for which this corporation is organized is:
  ANY AND ALL LAWFUL BUSINESS.

Article IV
The number of shares the corporation is authorized to issue is:
10,000,000,000

Article V
The name and Florida street address of the registered agent is:
KRISTOFER L VALENTINE
533 NE 3RD AVE
550
FORT LAUDERDALE, FL.   33301

P07000051477
FILED
 April 27, 2007
Sec. Of State
ksaly

I certify that I am familiar with and accept the responsibilities of registered agent.

Registered Agent Signature:   KRISTOFER L VALENTINE

Article VI
The name and address of the incorporator is:
KRISTOFER L VALENTINE
533 NE 3RD AVE
550
FORT LAUDERDALE, FL.   33301

Incorporator Signature:   KRISTOFER L VALENTINE

Article VII
The initial officer(s) and/or director(s) of the corporation is/are:
Title:   P
IPOWERUPSOFTWARE, INC
1515 NORTH FEDERAL HIGHWAY SUITE 300
BOCA RATON, FL.   33342

Article VIII
The effective date for this corporation shall be:
04/27/2007

800103836208
_______________________
(Requestor's Name)
_______________________
(Address)
_______________________
(Address)
_______________________
(City/State/Zip/Phone #)

☐ PICK-UP      ☐ WAIT    ☐MAIL
06/06/07 --01047--001 **52.50

_______________________
(Business Entity Name)
_______________________
(Document Number)

Certified Copies ________  Certificates of Status___________
FILED
07 JUL 27 PM 2:15
SECRETARY OF STATE
TALLAHASSEE FLORIDA
Special Instructions to Filing Officer:
_______________________

Office Use Only

Amend    7/30/07

TS

COVER LETTER

TO: Amendment Section Division of Corporations

NAME OF CORPORATION: Star Link Investments, Inc.

DOCUMENT NUMBER: P07000051477

The enclosed Articles of Amendment and fee are submitted for filing.

Please return all correspondence concerning this matter to the following:

Kristopher L Valentine
(Name of Contact Person)

Star Link Investments, Inc.
(Firm/Company)

1515 N. Federal Hwy Suite 300
(Address)

Boca Raton FL, 33432
(City/ State and Ztp Code)

For further information concerning this matter, please call:

Kristofwr Valentine  at (954) 463-2215

Enclosed is a check for the following amount    Filing Fee's currently on File & Paid

☐ $35 Filing Fee	☐ $43.75 Filing Fee & Certificate of Status	☐ $43.75 Filing Fee & Certified Copy (Additional copy is enclosed)	☐ $52.50 Filing Fee Certificate of Status Certified Copy (Additional copy is enclosed)

Mailing Address Amendment Section Division of Corporations P.O. Box 6327 Tallahassee, FL 32314	Street Address Amendment Section Division of Corporations Clifton Building 266 1 Executive Center Circle Tallahassee, FL 32301

  FLORIDA DEPARTMENT OF STATE
Division of Corporations

June 14, 2007

KRISTOFER L VALENTINE
533 NE 3 AVE STE 550
FT LAUDERDALE, FL 33301

SUBJECT: STAR LINK INVESTMENTS, INC
Ref. Number: P07000051477

We have received your document for STAR LINK INVESTMENTS, INC and your check(s) totaling $52.50. However, the enclosed document has not been filed and is being returned for the following correction(s):

Articles of Correction must be filed within 30 days of the file date of the document that is being corrected. As the time period for filing Articles of Correction has expired, an amendment to the articles of incorporation could be filed at this time.

Please return your document, along with a copy of this letter, within 60 days or your filing will be considered abandoned.

If you have any questions concerning the filing of your document, please call (850) 245-6927.

Tracy Smith
Document Specialist                                                                        Letter Number: 707A00040037

Division of Corporations - P.O. BOX 6327 -Tallahassee, Florida 32314

FILED
07 JUL 27 PM 2:15
SECRETARY OF STATE
TALLAHASSEE FLORIDA

Articles of Amendment
to Articles of Incorporation
of

Star Link Investments Inc.
(Name of corporation as currently filed with the Florida Dept, of State)

P07Q00051477
(Document number of corporation (if known)

Pursuant to the provisions of section 607.1006, Florida Statutes, this Florida Profit Corporation adopts the following amendment(s) to its Articles of Incorporation:

NEW CORPORATE NAME (if changing);
- ' ---- ...... •--*-•

n/a _ __ ____ ______ _

(Must contain the word "corporation," "company," or "incorporated" or the abbreviation "Corp.," "Inc.," or "Co.") (A professional corporation must contain the word "chartered", "professional association," or the abbreviation "P.A.")

AMENDMENTS ADOPTED- (OTHER THAN NAME CHANGE) Indicate Article Numbers) and/or Article Title(s) being amended, added or deleted: (BE SPECIFIC)

Officer/Director Detail ___ ___

Name & Address Title P (DELETE: IPOWERUPSOFTWARE, INC 1515 NORTH FEDERAL HIGHWAY SUITE 300 BOCA RATON FL 33342  )

INSERT corrected Officer/Director Detail information: _ _ Title P _
Kristofer Valentine _ 533 NE 3RD AVE 550 _
FORT LAUDERDALE FL 33301

(Attach additional pages if necessary)

If an amendment provides for exchange, re-classification, or cancellation of issued shares, provisions for implementing the amendment if not contained in the amendment itself: (if not applicable, indicate N/A)

n/a

(continued)

400108131094

_______________________
(Requestor's Name)
_______________________
(Address)
_______________________
(Address)
_______________________
(City/State/Zip/Phone #)

☐ PICK-UP      ☐ WAIT    ☐MAIL
08/20/2007-01003-004 **52.50

_______________________
(Business Entity Name)
_______________________
(Document Number)

Certified Copies ________  Certificates of Status___________

Special Instructions to Filing Officer:
_______________________

 FILED
SECRETARY OF STATE
DIVISION OF CORPORATIONS
07 AUG 20 AM 8:06
Office Use Only

COVER LETTER

TO: Amendment Section Division of Corporations

NAME OF CORPORATION: Star Link Investments, Inc.

DOCUMENT NUMBER: P07000051477

The enclosed Articles of Amendment and fee are submitted for filing.

Please return all correspondence concerning this matter to the following:

Kristopher L Valentine
(Name of Contact Person)

Star Link Investments, Inc.
(Firm/Company)

1515 N. Federal Hwy Suite 300
(Address)

Boca Raton FL, 33432
(City/ State and Ztp Code)

For further information concerning this matter, please call:

Mick Valentine  at (954) 463-2215

Enclosed is a check for the following amount

☐ $35 Filing Fee	☐ $43.75 Filing Fee & Certificate of Status	☐ $43.75 Filing Fee & Certified Copy (Additional copy is enclosed)	☑ $52.50 Filing Fee Certificate of Status Certified Copy (Additional copy is enclosed)

Mailing Address Amendment Section Division of Corporations P.O. Box 6327 Tallahassee, FL 32314	Street Address Amendment Section Division of Corporations Clifton Building 266 1 Executive Center Circle Tallahassee, FL 32301

 FILED
SECRETARY OF STATE
DIVISION OF CORPORATIONS
07 AUG 20 AM 8:06

Articles of Amendment
to
Articles of Incorporation
of

Star Link Investments, Inc.
(Name of corporation as currently filed with the Florida Dept. of State)

P07000051477
(Document number of corporation (if known)

Pursuant to the provisions of section 607.1006, Florida Statutes, this Florida Profit Corporation adopts the following amendment(s) to its Articles of Incorporation:

NEW CORPORATE NAME (if changing):
___N/A _____________________________
(Must contain the word "corporation," "company," or "incorporated" or Use abbreviation "Corp.," "Inc.," or "Co.")
(A professional corporation must contain the word "chartered", "professional association," or the abbreviation "P.A.")

AMENDMENTS ADOPTED- (OTHER THAN NAME CHANGE) indicate Article Number(s) and/or Article Title(s) being amended, added or deleted: (BE SPECIFIC)
Officer/Director Detail
Name and Address Title P (DELETE IPOWERSOFTWARE, INC 1515 NORTH FEDERAL HIGHWAY SUITE 300 BOCA RATON FL 33342)
INSERT corrected Offer/Director Detail information
    Title P
    Kristofer Valentine
    533 NE 3RD AVE 550
    FORT LAUDERDALE FL 33301

(Attach additional pages if necessary)

If an amendment provides for exchange, reclassification, or cancellation of issued shares, provisions for implementing the amendment if not contained in the amendment itself: (if not applicable, indicate N/A)
___N/A ________________________________________________________________________________
_______________________________________________________________________________________
_______________________________________________________________________________________
_______________________________________________________________________________________
_______________________________________________________________________________________
_______________________________________________________________________________________
(continued)

The date of each amendment(s) adoption: 4/28/2007

Effective date if applicable:____N/A_______________________
(no more than 90 days after amendment file date)

Adoption of Amendment(s):

☐	The amendment(s) was/ were approved by the shareholders. The number of votes cast for amendment(s) was/were sufficient for approval.

☐
The amendment(s) was/were approved by the shareholders through voting groups. The following statement must be separately provided for each voting group entitled to vote separately on the amendment (s):

"The number of votes cast for amendment(s) were sufficient for approval by _____________ (voting group)."

☐	The amendment(s) was/were adopted by the board of directors without shareholder action and shareholder action was not required.

☑	The amendment(s) was/were adopted by the incorporators without shareholder action and shareholder action was not required.

Signature /s/ Michael L Valentine
(By a director, president or other officer - if directors or officers have not been selected, by an incorporator - if in the hands of a receiver, trustee, or other court appointed fiduciary by that fiduciary)

Michael L Valentine
(Typed or printed name of person signing)

Vice President
(Title of person signing)

FILING FEE: $35

700129572327
_______________________
(Requestor's Name)
_______________________
(Address)
_______________________
(Address)
_______________________
(City/State/Zip/Phone #)

☐ PICK-UP      ☐ WAIT    ☐MAIL
05/19/08-01046-028 **35.OO

_______________________
(Business Entity Name)
_______________________
(Document Number)

Certified Copies ________  Certificates of Status___________

Special Instructions to Filing Officer:
_______________________

Office Use Only

Amend    5/27/08

TB

Richard P. Greene Business & Legal Support, Inc.
COASTAL TOWERS
2400 EAST COMMERCIAL BOULEVARD
SUITE 201
FORT LAUDERDALE, FLORIDA 33308
___________
PHONE: (954) 351-2552
FAX: (954) 351-2605

May 14,2008

Secretary of State
Division of Corporations
Post Office Box 6327
Tallahassee, Florida 32314

Re:     Star Link Software, Inc. (the "Company")

Dear Sir or Madam:

In connection with the above referenced Company, this correspondence is to request that you file the enclosed Articles of Amendment to the Articles of Incorporation. In that regard, I am enclosing an original and one copy of said Amendment along with the filing fee. Please send a copy of the filed Articles of Amendment to me.

If you have any questions or need any further information, please do not hesitate to contact me.

Very truly yours,

By:	/s/ Richard P. Greene
Richard P. Greene
President

Enclosures

FILED
2008 MAY 19 AM 11:57
SECRETARY OF STATE
TALLAHASSEE, FLORIDA

ARTICLES OF AMENDMENT
TO THE
ARTICLES OF INCORPORATION
OF
STAR LINK SOFTWARE, INC.
Document Number: P07000051477

Pursuant to the provisions of Section 607.1006, Florida Statutes, this Florida profit corporation adopts the following articles of amendment to its articles of incorporation:

Article IV

The number of shares the corporation is authorized to issue is 100,000,000 shares of common stock, no par value.

The date of amendment's adoption: April 29, 2008

Adoption of Amendment(s):

☐	The amendments were approved by the shareholders. The number of votes cast for amendments were sufficient for approval.

☐
The amendments were approved by the shareholders through voting groups. The following statement must be separately provided for each voting group entitled to vole separately on the amendment (s):

"The number of votes cast for amendments were sufficient for approval by _____________ (voting group)."

☒	The amendments were adopted by the board of directors without shareholder action and shareholder action was not required.

☐	The amendments were adopted by the incorporators without shareholder action and shareholder action was not required.

IN WITNESS WHEREOF, the undersigned has executed these Articles of Amendment to the Articles of Incorporation this 29th day of April

Niels Bischof, Director